                          SECURITIES AND EXCHANGE COMMISSION


                                Washington, D.C. 20549
                                       FORM 8-K

                                    Current Report


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                                  November 7, 1996

                                  CULBRO CORPORATION
                  (Exact name of registrant as specified in charter)
                                  Filing Fee #026093

    New York                      1-1210              13-0762310
    --------                      ------              ----------
(State or other jurisdiction      (Commission         (IRS Employer
of incorporation)                 File Number)        Identification No.)

387 Park Avenue South, New York, New York             10016-8899
-----------------------------------------             ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code    (212) 448-3800
                                                      --------------

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ITEM 2. DISPOSITION OF ASSETS

    On November 7, 1996, Culbro Corporation (the "Corporation") completed the sale of all of the outstanding common stock of each of the companies that comprised the Corporation's labeling and packaging systems business, CMS Gilbreth Packaging Systems, Inc. ("CMS Gilbreth"), to Impaxx, Inc. for net proceeds, after expenses, of approximately $36 million. The net proceeds from the sale of CMS Gilbreth were used to reduce the amount outstanding under the Corporation's Credit Agreement and repay the remaining amount outstanding under the Corporation's Senior Notes. The Corporation provided for a pretax loss on the sale of CMS Gilbreth of approximately $5.6 million in its 1996 Third Quarter Form 10-Q.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(b) Pro forma financial information.

    The following unaudited proforma consolidated financial information gives effect to the Corporation's disposition of CMS Gilbreth. The unaudited pro forma consolidated statements of operations assume that the disposition occurred at the beginning of each period presented and the net proceeds from the sale were used to reduce the amount outstanding under the Corporation's Credit Agreement and repay the Corporation's Senior Notes. The unaudited pro forma consolidated balance sheet presented assumes that the disposition occurred at the balance sheet date. This unaudited pro forma consolidated financial information may not necessarily reflect the results of operations and financial position that would have been achieved had the disposition taken place at the beginning of the fiscal years presented. The pro forma consolidated financial information should be read in conjunction with the Corporation's financial statements included under Item 7 of the Corporation's 1995 Form 10-K.

Unaudited pro forma consolidated statement of operations
    for the fiscal year ended November 27, 1993                           3

Unaudited pro forma consolidated statement of operations
    for the fiscal year ended December 3, 1994                            4

Unaudited pro forma consolidated statement of operations
    for the fiscal year ended December 2, 1995                            5

Unaudited pro forma consolidated statement of operations
    for the nine months ended September 2, 1995                           6

Unaudited pro forma consolidated statement of operations
    for the nine months ended August 31, 1996                             7

Unaudited pro forma consolidated condensed balance sheet as of
    August 31, 1996                                                       8

Notes to unaudited pro forma consolidated financial information           9




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                                   Culbro Corporation
                  Unaudited Pro Forma Consolidated Statement of Operations
                                Year Ended November 27, 1993
                        (dollars in thousands except per share data)


                                                 Historical       Adjustments            Pro Forma
                                                 ----------       -----------            ---------
Net sales and other revenue                      $1,364,576          $(46,896)(1)       $1,317,680
Cost and expenses:
Cost of goods sold                                1,219,742           (32,256)(1)        1,187,486
Selling, general and administrative expenses        126,055            (9,709)(1)          116,346
                                                 ----------       -----------            ---------
Operating profit                                     18,779            (4,931)              13,848
Loss from equity investment                            (290)                -                 (290)
Fees on sales of accounts receivable                    476                 -                  476
Interest expense, net                                14,411            (3,033)(4)           11,378
                                                 ----------       -----------            ---------
Income before taxes                                   3,602            (1,898)               1,704
Income tax provision                                  1,877              (810)(5)            1,067
                                                 ----------       -----------            ---------
Income before cumulative
 effect of accounting change                          1,725            (1,088)                 637
Accretion of Series A preferred stock of Eli Witt      (705)                -                 (705)
                                                 ----------       -----------            ---------
Income (loss) from continuing operations
 available to common shareholders before
 cumulative effect of accounting change              $1,020           $(1,088)               $ (68)
                                                 ----------       -----------            ---------
                                                 ----------       -----------            ---------
Income (loss) per common share from continuing
 operations before cumulative effect of
 accounting change                                    $0.24                                 $(0.02)
                                                 ----------                              ---------
                                                 ----------                              ---------

Average common shares outstanding                 4,308,000                              4,308,000
                                                 ----------                              ---------
                                                 ----------                              ---------

See accompanying notes to unaudited pro forma consolidated financial information.


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



                                  Culbro Corporation
                Unaudited Pro Forma Consolidated Statement of Operations
                              Year Ended December 3, 1994
                     (dollars in thousands except per share data)



                                                 Historical       Adjustments            Pro Forma
                                                 ----------       -----------            ---------

Net sales and other revenue                        $185,415          $(51,080)(1)         $134,335
Cost and expenses:
Cost of goods sold                                  117,193           (34,108)(1)           83,085
Selling, general and  administrative expenses        55,443           (10,946)(1)           44,497
Other expense                                         4,000              (400)(1)            3,600
                                                 ----------       -----------            ---------
Operating profit                                      8,779            (5,626)               3,153
Gain on sale of Eli Witt common stock                 2,691                 -                2,691
Loss from equity investments, net                    (1,728)                -               (1,728)
Other nonoperating income, net                        1,446                 -                1,446
Interest expense, net                                 8,614            (2,862)(4)            5,752
                                                 ----------       -----------            ---------
Income (loss) before taxes                            2,574            (2,764)                (190)
Income tax provision                                  1,422            (1,196)(5)              226
                                                 ----------       -----------            ---------
Income (loss) from continuing operations             $1,152           $(1,568)               $(416)
                                                 ----------       -----------            ---------
                                                 ----------       -----------            ---------

Income (loss) per common share from
 continuing operations                                $0.27                                 $(0.10)
                                                 ----------                              ---------
                                                 ----------                              ---------

Average common shares outstanding                 4,308,000                              4,308,000
                                                 ----------                              ---------
                                                 ----------                              ---------


See accompanying notes to unaudited pro forma consolidated financial information.

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


                              Culbro Corporation
          Unaudited Pro Forma Consolidated Statement of Operations
                          Year Ended December 2, 1995
                 (dollars in thousands except per share data)


                                                 Historical       Adjustments            Pro Forma
                                                 ----------       -----------            ---------

Net sales and other revenue                        $220,044          $(51,048)(1)         $168,996
Cost and expenses:
Cost of goods sold                                  131,269           (33,197)(1)           98,072
Selling, general and  administrative expenses        63,833           (11,553)(1)           52,280
                                                 ----------       -----------            ---------
Operating profit                                     24,942            (6,298)              18,644
Gain on insurance settlement                          2,586                 -                2,586
Other nonoperating income, net                          116                 -                  116
Loss from equity investments, net                      (153)                -                 (153)
Interest expense, net                                 9,275            (2,889)(4)            6,386
                                                 ----------       -----------            ---------
Income before income taxes                           18,216            (3,409)              14,807
Income tax provision                                  7,027            (1,495)(5)            5,532
                                                 ----------       -----------            ---------
Income from continuing operations                   $11,189           $(1,914)          $    9,275
                                                 ----------       -----------            ---------
                                                 ----------       -----------            ---------

Income per common share from continuing
  operations                                          $2.52                            $      2.09
                                                 ----------                              ---------
                                                 ----------                              ---------


Average common shares and equivalents
 outstanding                                      4,440,000                              4,440,000
                                                 ----------                              ---------
                                                 ----------                              ---------


See accompanying notes to unaudited pro forma consolidated financial information.

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                          Culbro Corporation
        Unaudited Pro Forma Consolidated Statement of Operations
                  Nine Months Ended September 2, 1995
             (dollars in thousands except per share data)



                                                 Historical       Adjustments            Pro Forma
                                                 ----------       -----------            ---------

Net sales and other revenue                        $160,336          $(39,490) (1)        $120,846
Cost and expenses:
Cost of goods sold                                   97,630           (25,667) (1)          71,963
Selling, general and  administrative expenses        44,065            (8,915) (1)          35,150
                                                 ----------       -----------            ---------
Operating profit                                     18,641            (4,908)              13,733
Gain on insurance settlement                          2,105                 -                2,105
Other nonoperating income, net                          644                 -                  644
Loss from equity investments, net                       (50)                -                  (50)
Interest expense, net                                 7,078            (2,181) (4)           4,897
                                                 ----------       -----------            ---------
Income before taxes                                  14,262            (2,727)              11,535
Income tax provision                                  5,705            (1,397) (5)           4,308
                                                 ----------       -----------            ---------
Income from continuing operations                    $8,557           $(1,330)              $7,227
                                                 ----------       -----------            ---------
                                                 ----------       -----------            ---------

Income per common share from continuing
  operations                                          $1.95                                  $1.65
                                                 ----------                              ---------
                                                 ----------                              ---------

Average common shares and equivalents
 outstanding                                      4,386,000                              4,386,000
                                                 ----------                              ---------
                                                 ----------                              ---------




See accompanying notes to unaudited pro forma consolidated financial information.

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

                               Culbro Corporation
             Unaudited Pro Forma Consolidated Statement of Operations
                        Nine Months Ended August 31, 1996
                  (dollars in thousands except per share data)



                                                 Historical       Adjustments            Pro Forma
                                                 ----------       -----------            ---------

Net sales and other revenue                        $137,505       $         -             $137,505
Cost and expenses:
Cost of goods sold                                   79,113                 -               79,113
Selling, general and  administrative expenses        41,952                 -               41,952
                                                 ----------       -----------            ---------
Operating profit                                     16,440                 -               16,440
Other nonoperating income, net                        1,511                 -                1,511
Income from equity investment                            26                 -                   26
Interest expense, net                                 6,950            (2,230)(4)            4,720
                                                 ----------       -----------            ---------
Income before income taxes                           11,027             2,230               13,257
Income tax provision                                  4,367               847(5)             5,214
                                                 ----------       -----------            ---------
Income from continuing operations                    $6,660            $1,383               $8,043
                                                 ----------       -----------            ---------
                                                 ----------       -----------            ---------

Income per common share from continuing
  operations                                          $1.43                                  $1.73
                                                 ----------                              ---------
                                                 ----------                              ---------


Average common shares and equivalents
 outstanding                                      4,656,000                              4,656,000
                                                 ----------                              ---------
                                                 ----------                              ---------

See accompanying notes to unaudited pro forma consolidated financial information.

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


                                      Culbro Corporation
                  Unaudited Pro Forma Consolidated Condensed Balance Sheet
                                       August 31, 1996
                       (dollars in thousands except per share data)


                                                 Historical       Adjustments            Pro Forma
                                                 ----------       -----------            ---------

ASSETS
Currents Assets
Receivables, net                                    $28,845                                $28,845
Inventories                                          79,230                                 79,230
All other current assets                             10,201                                 10,201
                                                 ----------                              ---------
Total current assets                                118,276                                118,276
Property and equipment, net                          64,006                                 64,006
Real estate held for sale or lease, net              29,007                                 29,007
Net assets of discontinued operation                 36,879           (36,879) (2)               -
All other noncurrent assets                          42,384                                 42,384
                                                 ----------       -----------            ---------
Total assets                                       $290,552          $(36,879)            $253,673
                                                 ----------       -----------            ---------
                                                 ----------       -----------            ---------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Accounts payable & accrued liabilities              $17,611                                $17,611
All other current liabilities                        11,331            (7,098) (3)           4,233
                                                 ----------       -----------            ---------
Total current liabilities                            28,942            (7,098)              21,844
Long-term debt                                       99,398           (29,781) (3)          69,617
All other noncurrent liabilities                     29,430                -                29,430
                                                 ----------       -----------            ---------
Total liabilities                                   157,770           (36,879)             120,891

Shareholders' equity                                132,782                 -              132,782
                                                 ----------       -----------            ---------

Total liabilities and shareholders' equity         $290,552          $(36,879)            $253,673
                                                 ----------       -----------            ---------
                                                 ----------       -----------            ---------


See accompanying notes to unaudited pro forma consolidated financial information.

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                                  Culbro Corporation
         Notes to Unaudited Pro Forma Consolidated Financial Information


1.   To remove amounts related to CMS Gilbreth's results of operations.

2.   To remove assets and liabilities of CMS Gilbreth.

3.   To reduce debt reflecting net proceeds received from the sale of CMS
     Gilbreth.

4. To adjust interest expense for net proceeds received from the sale of CMS Gilbreth. The net proceeds were assumed to be used to reduce the Corporation's debt under its Senior Notes and Credit Agreement.

5. To adjust income tax expense (benefit) for removal of CMS Gilbreth's results of operations and adjustment of interest expense.

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                               SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CULBRO CORPORATION


DATE: November 21, 1996                  /s/ Jay M. Green
                                         -------------------------------------
                                                                  Jay M. Green
                                                      Executive Vice President
                                         Chief Financial Officer and Treasurer


DATE: November 21, 1996                  /s/ Joseph Aird
                                         -------------------------------------
                                                                   Joseph Aird
                                              Senior Vice President-Controller





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